                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of Earliest Event Reported) - February 22, 2000


                               -------------------

                       Nastech Pharmaceutical Company Inc.
             (Exact name of registrant as specified in its charter)


     Delaware                          0-13789              11-2658569
 (State or other jurisdiction       (Commission File          (IRS Employer
 of Incorporation)                       Number)           Identification No.)



        45 Davids Drive, Hauppauge, NY                  11788
(Address of principal executive offices)              (Zip Code)


                                 (516) 273-0101
              (Registrant's telephone number, including area code)


Item 5.  Other Events.

     On February 22, 2000, the Board of Directors of Nastech Pharmaceutical Company Inc. (the"Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, $.006 par value per share (the "Common Shares"), of the Company. The dividend is payable on March 17, 2000 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock of the Company, par value $.01 per share (the "Preferred Shares"), at a price of $50 per one one-thousandth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and American Stock Transfer & Trust Company as Rights Agent (the "Rights Agent").

Distribution Date; Exercisability

     Initially, the Rights will be attached to all Common Share certificates and no separate Rights certificates will be issued. Separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the earlier to occur of (i) a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 15% or more of the outstanding Common Shares or (ii) such date as may be determined by action of the Board of Directors of the Company, upon approval of a majority of the Continuing Directors (as defined below), following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding Common Shares (the earlier of such dates being the "Distribution Date").

     The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), (i) the Rights will be transferred with and only with the Common Shares, (ii) new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate.

     The Rights are not exercisable until the Distribution Date. The Rights will expire on March 17, 2010 (the "Expiration Date"), unless the Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

Flip-In

     If a person or group becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon exercise, Common Shares (or, in certain circumstances, Preferred Shares or other similar securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding any of the foregoing, following the existence of an Acquiring Person, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void.

     For example, at an exercise price of $50 per Right, each Right not owned by an Acquiring Person following an event set forth in the preceding paragraph would entitle its holder to purchase $100 worth of Common Shares (or other consideration, as noted above) for $50. Assuming a value of $25 per Common Share at such time, the holder of each valid Right would be entitled to purchase four Common Shares for $50.

Flip-Over

     In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person or group has become an Acquiring Person, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. In the event that any person or group becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right.

Exchange

     At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one Common Share, or one one-thousandth of a Preferred Share (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right(subject to adjustment).

Redemption

     At any time prior to the existence of an Acquiring Person, the Board of Directors of the Company may redeem the Rights, in whole but not in part, at a price of $.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time on such basis with such conditions as the Board of Directors, in its sole discretion, may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment

     The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, except that from and after the existence of an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person).

Continuing Directors

     A determination, approval, consent or other action of the "Board of Directors" shall require approval or consent by a majority of the Continuing Directors (as defined below), provided that no such approval or consent would be required after six months from the date the Continuing Directors cease to constitute a majority of the members of the Board of Directors.

     "Continuing Director" means a member of the Board of Directors, who is not an Acquiring Person or a representative or nominee of an Acquiring Person, and who either (i) was a member of the Board of Directors on the date of the Rights Agreement or (ii) subsequently became a member of the Board of Directors, and whose nomination for election or election to the Board of Directors was recommended or approved by a majority of the Continuing Directors then on the Board of Directors. For purposes of the Rights Agreement, a determination, calculation, interpretation or other action shall not be deemed approved by a majority of the Continuing Directors unless there is at least one Continuing Director in office who approved such action.

Adjustment

     The number of outstanding Rights and the number of one one-thousandths of a Preferred Share issuable upon exercise of each Right are subject to adjustment under certain circumstances.

Preferred Stock

     Because of the nature of the Preferred Shares' dividend, liquidation and voting rights, the value of the one one-thousandth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

Rights of Holders

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Further Information

     A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated March 16, 2000. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Not applicable
      (b)   Not applicable
      (c) Exhibit 1 Rights Agreement, dated as of February 22, 2000, between Nastech Pharmaceutical Company Inc. and American Stock Transfer & Trust Company, as Rights Agent. The Rights Agreement includes the Designation of Rights, Terms and Preferences of Series A Junior Preferred Stock as Exhibit A, the form of Rights Certificate as Exhibit B and the Summary of Rights as Exhibit C.

            Exhibit 2 Press Release, dated February 23, 2000, announcing adoption of the Stockholder Rights Plan.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NASTECH PHARMACEUTICAL COMPANY INC.

                                   By: /s/ Vincent D. Romeo, Ph.D.
                                       ---------------------------
                                    Name:  Vincent D. Romeo, Ph.D.
                                   Title: President and Chief Executive Officer


Dated: March 16, 2000

                                        EXHIBIT INDEX


Exhibit No.   Description

1.              Rights Agreement, dated as of February 22, 2000, between
                Nastech Pharmaceutical Company Inc. and American Stock Transfer & Trust Company, as Rights Agent. The Rights Agreement includes the Designation of Rights, Terms and Preferences of Series A Junior Preferred Stock as Exhibit A, the form of Rights Certificate as Exhibit B and the Summary of Rights as Exhibit C.

2. Press Release, dated February 23, 2000, announcing adoption of the Stockholder Rights Plan.

                                                                       Exhibit A

                  DESIGNATION OF RIGHTS, TERMS AND PREFERENCES
                                       of
                  SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
                                       of
                       NASTECH PHARMACEUTICAL COMPANY INC.

                     (Pursuant to Section 151 of the General
                    Corporation Law of the State of Delaware)
                         -------------------------------


     Nastech Pharmaceutical Company Inc. , a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation in accordance with Section 151 of the General Corporation Law of the State of Delaware:

              RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the "Board of Directors" or the "Board") in accordance with the provisions of the Certificate of Incorporation, the Board of Directors hereby creates a series of Preferred Stock of the Corporation, par value $.01 per share (the "Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

        Series A Junior Participating Preferred Stock:

     Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 10,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

     Section 2. Dividends and Distributions.

     (A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, $.006 par value per share (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non- cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $10 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

     (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

     Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

     (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (B) Except as otherwise provided herein, in any other Designation of Rights, Terms and Preferences creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

     (C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

     Section 4. Certain Restrictions.

     (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

     (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

     (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

     (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the SeriesA Preferred Stock; or

     (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

     Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Designation of Rights, Terms and Preferences creating a series of Preferred Stock or any similar stock or as otherwise required by law.

     Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause
(1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

     Section 9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Stock.

     Section 10. Amendment. The Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

     IN WITNESS WHEREOF, this Designation of Rights, Terms and Preferences is executed on behalf of the Corporation by its President and attested by its Secretary this the 2nd day of March, 2000.

                       NASTECH PHARMACEUTICAL COMPANY INC.

                         By: /s/ Vincent D. Romeo, Ph.D.
                          ----------------------------
                          Name: Vincent D. Romeo, Ph.D.
                          Title: President and Chief Executive Officer


Attest:


By:/s/ Carol Wenig
   ---------------
   Name:  Carol Wenig
   Title:  Secretary

                                                                       Exhibit B

                            Form of Right Certificate

Certificate No. R-

           Rights
-----------

NOT EXERCISABLE AFTER March 17, 2010 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT.

                               Rights Certificate

                       NASTECH PHARMACEUTICAL COMPANY INC.

     This certifies that ______, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of February 22, 2000 (the "Rights Agreement"), between Nastech Pharmaceutical Company Inc., a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m., New York time, on March 17, 2010 at the principal office of the Rights Agent, or at the office of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock of the Company, par value $.01 per share (the "Preferred Shares"), at a purchase price of $50 per one one-thousandth of a Preferred Share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of March 17, 2000, based on the Preferred Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of one one-thousandths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

     This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the offices of the Rights Agent.

     This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Right Certificate (i) may be redeemed by the Company at a redemption price of $.01 per Right or (ii) may be exchanged, in whole or in part, for Preferred Shares or shares of the Company's Common Stock, no par value per share.

     No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but in, lieu thereof, a cash payment will be made, as provided in the Rights Agreement.

     No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

     This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

     WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of

                                          NASTECH PHARMACEUTICAL COMPANY INC.

                                          By:
                                             --------------------------
                                          Name:
                                          Title:


COUNTERSIGNED:


By
  -------------------------------
   Name:
   Title:

                   [Form of Reverse Side of Right Certificate]

                               FORM OF ASSIGNMENT

             (To be executed by the registered holder if such holder desires to transfer the Right Certificate.)

      FOR VALUE RECEIVED ___________________________________________
hereby sells, assigns and transfers unto________________________________________
________________________________________________________________________________
                  (Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated: _______________________

Signature _________________________

Signature Guaranteed:


     Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

                                   Certificate

     The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement). After due inquiry and to the best knowledge of the undersigned, the Rights evidenced by this Right Certificate were not acquired or beneficially owned by an Acquiring Person or an Affiliate or Associate thereof.

Dated:____________________________

Signature _________________________

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

                          FORM OF ELECTION TO PURCHASE

 (To be executed if holder desires to exercise Rights represented by the Right
                                 Certificate.)

To:

      The undersigned hereby irrevocably elects to exercise ______ Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:

Please insert social security or other identifying number:_____________________

__________________________________________
       (Please print name and address)
__________________________________________

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number:_____________________

__________________________________________
       (Please print name and address)
__________________________________________

Dated:_______________________________

Signature_____________________________

Signature Guaranteed:

      Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

                                   Certificate

     The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement). After due inquiry and to the best knowledge of the undersigned, the Rights evidenced by this Right Certificate were not acquired or beneficially owned by an Acquiring Person or an Affiliate or Associate thereof.

Dated:_______________________________
Signature_____________________________

     The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

     In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.

                                                                       Exhibit C


                          SUMMARY OF RIGHTS TO PURCHASE
                                PREFERRED SHARES

     On February 22, 2000, the Board of Directors of Nastech Pharmaceutical Company Inc., (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, $.006 par value per share (the "Common Shares"), of the Company. The dividend is payable on March 17 , 2000 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock of the Company, par value $.01 per share (the "Preferred Shares"), at a price of $50 per one one-thousandth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and American Stock Transfer & Trust Company as Rights Agent (the "Rights Agent").

Distribution Date; Exercisability

     Initially, the Rights will be attached to all Common Share certificates and no separate Rights certificates will be issued. Separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the earlier to occur of (i) a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 15% or more of the outstanding Common Shares or (ii) such date as may be determined by action of the Board of Directors of the Company, upon approval of a majority of the Continuing Directors (as defined below), following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding Common Shares (the earlier of such dates being the "Distribution Date").

     The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), (i) the Rights will be transferred with and only with the Common Shares, (ii) new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate.

     The Rights are not exercisable until the Distribution Date. The Rights will expire on March 17, 2010 (the "Expiration Date"), unless the Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

Flip-In

     If a person or group becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon exercise, Common Shares (or, in certain circumstances, Preferred Shares or other similar securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding any of the foregoing, following the existence of an Acquiring Person, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void.

     For example, at an exercise price of $50 per Right, each Right not owned by an Acquiring Person following an event set forth in the preceding paragraph would entitle its holder to purchase $100 worth of Common Shares (or other consideration, as noted above) for $50. Assuming a value of $25 per Common Share at such time, the holder of each valid Right would be entitled to purchase four Common Shares for $50.

Flip-Over

     In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person or group has become an Acquiring Person, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. In the event that any person or group becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right.

Exchange

     At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one Common Share, or one one-thousandth of a Preferred Share (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

Redemption

     At any time prior to the existence of an Acquiring Person, the Board of Directors of the Company may redeem the Rights, in whole but not in part, at a price of $.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time on such basis with such conditions as the Board of Directors, in its sole discretion, may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment

     The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, except that from and after the existence of an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person).

Continuing Directors

     A determination, approval, consent or other action of the "Board of Directors" shall require approval or consent by a majority of the Continuing Directors (as defined below), provided that no such approval or consent would be required after six months from the date the Continuing Directors cease to constitute a majority of the members of the Board of Directors.

     "Continuing Director" means a member of the Board of Directors, who is not an Acquiring Person or a representative or nominee of an Acquiring Person, and who either (i) was a member of the Board of Directors on the date of the Rights Agreement or (ii) subsequently became a member of the Board of Directors, and whose nomination for election or election to the Board of Directors was recommended or approved by a majority of the Continuing Directors then on the Board of Directors. For purposes of the Rights Agreement, a determination, calculation, interpretation or other action shall not be deemed approved by a majority of the Continuing Directors unless there is at least one Continuing Director in office who approved such action.

Adjustment

     The number of outstanding Rights and the number of one one-thousandths of a Preferred Share issuable upon exercise of each Right are subject to adjustment under certain circumstances.

Preferred Stock

     Because of the nature of the Preferred Shares' dividend, liquidation and voting rights, the value of the one one-thousandth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

Rights of Holders

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Further Information

     A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated March 16, 2000. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.